American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - ASSET ALLOCATION FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------

Class 1            $4,195
------------------ --------------------------------
------------------ --------------------------------
Total              $4,195
------------------ --------------------------------
------------------ --------------------------------
Class 2            $19,697
------------------ --------------------------------
------------------ --------------------------------
Class 3            $343
------------------ --------------------------------
------------------ --------------------------------
Total              $20,040
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.076
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.071
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.071
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            55,259
------------------ ----------------------------------
------------------ ----------------------------------
Total              55,259
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            280,402
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            4,796
------------------ ----------------------------------
------------------ ----------------------------------
Total              285,198
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $15.72
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $15.62
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $15.70
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - CASH MANAGEMENT FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $737
------------------ --------------------------------
------------------ --------------------------------
Total              $737
------------------ --------------------------------
------------------ --------------------------------
Class 2            $1,087
------------------ --------------------------------
------------------ --------------------------------
Class 3            $129
------------------ --------------------------------
------------------ --------------------------------
Total              $1,216
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.1070
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.0350
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.0820
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            7,175
------------------ ----------------------------------
------------------ ----------------------------------
Total              7,175
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            13,140
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            1,642
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,782
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $11.12
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $11.09
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $11.11
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - GROWTH FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $10,107
------------------ --------------------------------
------------------ --------------------------------
Total              $10,107
------------------ --------------------------------
------------------ --------------------------------
Class 2            $36,967
------------------ --------------------------------
------------------ --------------------------------
Class 3            $1,222
------------------ --------------------------------
------------------ --------------------------------
Total              $38,189
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.1500
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.1330
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.1330
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            67,187
------------------ ----------------------------------
------------------ ----------------------------------
Total              67,187
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            280,224
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            9,138
------------------ ----------------------------------
------------------ ----------------------------------
Total              289,362
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $53.05
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $52.70
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $53.01
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - GROWTH-INCOME FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $12,774
------------------ --------------------------------
------------------ --------------------------------
Total              $12,774
------------------ --------------------------------
------------------ --------------------------------
Class 2            $44,250
------------------ --------------------------------
------------------ --------------------------------
Class 3            $1,440
------------------ --------------------------------
------------------ --------------------------------
Total              $45,690
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.1200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.1070
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.1080
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            106,762
------------------ ----------------------------------
------------------ ----------------------------------
Total              106,762
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            419,335
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            13,370
------------------ ----------------------------------
------------------ ----------------------------------
Total              432,705
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $36.51
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $36.31
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $36.48
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - U.S. GOVERNMENT/AAA RATED SECURITIES FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $10,544
------------------ --------------------------------
------------------ --------------------------------
Total              $10,544
------------------ --------------------------------
------------------ --------------------------------
Class 2            $11,720
------------------ --------------------------------
------------------ --------------------------------
Class 3            $1,507
------------------ --------------------------------
------------------ --------------------------------
Total              $13,227
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.4830
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.4570
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.4580
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            22,658
------------------ ----------------------------------
------------------ ----------------------------------
Total              22,658
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            26,771
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            3,403
------------------ ----------------------------------
------------------ ----------------------------------
Total              30,174
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $11.90
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $11.84
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $11.89
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - HIGH INCOME BOND FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $20,074
------------------ --------------------------------
------------------ --------------------------------
Total              $20,074
------------------ --------------------------------
------------------ --------------------------------
Class 2            $29,252
------------------ --------------------------------
------------------ --------------------------------
Class 3            $2,392
------------------ --------------------------------
------------------ --------------------------------
Total              $31,644
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.7770
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.7540
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.7510
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            27,359
------------------ ----------------------------------
------------------ ----------------------------------
Total              27,359
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            41,543
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            3,356
------------------ ----------------------------------
------------------ ----------------------------------
Total              44,899
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $12.16
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $12.09
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $12.15
----------------------- -------------------------

                         American Funds Insurance Series
                              333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 486 9320
                               Fax (213) 486 9455

AMERICAN FUNDS INSURANCE SERIES - INTERNATIONAL FUND

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class 1            $3,644
------------------ --------------------------------
------------------ --------------------------------
Total              $3,644
------------------ --------------------------------
------------------ --------------------------------
Class 2            $7,563
------------------ --------------------------------
------------------ --------------------------------
Class 3            $243
------------------ --------------------------------
------------------ --------------------------------
Total              $7,806
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 1              $0.0410
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 2              $0.0360
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 3              $0.0360
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class 1            88,774
------------------ ----------------------------------
------------------ ----------------------------------
Total              88,774
------------------ ----------------------------------
------------------ ----------------------------------
Class 2            212,598
------------------ ----------------------------------
------------------ ----------------------------------
Class 3            6,721
------------------ ----------------------------------
------------------ ----------------------------------
Total              219,319
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class 1                 $16.00
----------------------- -------------------------
----------------------- -------------------------
Class 2                 $15.96
----------------------- -------------------------
----------------------- -------------------------
Class 3                 $15.98
----------------------- -------------------------